SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                              ---------------------

                                February 25, 2004

                Date of Report (Date of earliest event reported)



                            U.S. Energy Systems, Inc.
             (Exact name of registrant as specified in its charter)




  Delaware                            0-10238                  52-1216347
(State or other                     (Commission             (I.R.S. Employer
jurisdiction of                     File Number)            Identification No.)
Incorporation)

One North Lexington Avenue
White Plains, NY                                                  10601
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (914) 993-6443

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Item 5.  Other Events and Regulation FD Disclosure.

         See the information set forth in the Press Release dated February 25, 2004 annexed hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

                  (c)      Exhibits

         99.1     Press Release dated February 25, 2004.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            U.S. Energy Systems, Inc.



                                          By: /s/ Goran Mornhed
                                                  -------------
                                                  Goran Mornhed, President and
                                                  Chief Executive Officer




Dated:   February 25, 2004